Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended
	3/31/2015	3/31/2014	% Chg
Operating Revenues
Service	$28,962	$29,776	-2.7%
Equipment	3,614	2,700	33.9%
Total Operating Revenues	32,576	32,476	0.3%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	14,581	13,321	9.5%
Selling, general and administrative	7,961	8,260	-3.6%
Depreciation and amortization	4,578	4,617	-0.8%
Total Operating Expenses	27,120	26,198	3.5%
Operating Income	5,456	6,278	-13.1%
Interest Expense	899	860	4.5%
Equity in Net Income of Affiliates	-	88	-
Other Income (Expense) - Net	70	145	-51.7%
Income Before Income Taxes	4,627	5,651	-18.1%
Income Tax Expense	1,351	1,917	-29.5%
Net Income	3,276	3,734	-12.3%
Less: Net Income Attributable to Noncontrolling Interest	(76)	(82)	7.3%
Net Income Attributable to AT&T	$3,200	$3,652	-12.4%

Basic Earnings Per Share Attributable to AT&T	$0.61	$0.70	-12.9%
Weighted Average Common Shares Outstanding (000,000)	5,203	5,222	-0.4%

Diluted Earnings Per Share Attributable to AT&T	$0.61	$0.70	-12.9%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,219	5,238	-0.4%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended

Wireless	3/31/2015	3/31/2014	% Chg
Segment Operating Revenues
Service	$14,812	$15,387	-3.7%
Equipment	3,374	2,479	36.1%
Total Segment Operating Revenues	18,186	17,866	1.8%

Segment Operating Expenses
Operations and support	11,681	10,882	7.3%
Depreciation and amortization	2,058	1,931	6.6%
Total Segment Operating Expenses	13,739	12,813	7.2%
Segment Operating Income	4,447	5,053	-12.0%
Equity in Net Income (Loss) of Affiliates	(4)	(20)	80.0%
Segment Income	$4,443	$5,033	-11.7%

Segment Operating Income Margin	24.5%	28.3%

Wireline
Segment Operating Revenues
Service	$13,935	$14,389	-3.2%
Equipment	213	212	0.5%
Total Segment Operating Revenues	14,148	14,601	-3.1%

Segment Operating Expenses
Operations and support	10,263	10,457	-1.9%
Depreciation and amortization	2,476	2,684	-7.7%
Total Segment Operating Expenses	12,739	13,141	-3.1%
Segment Operating Income	1,409	1,460	-3.5%
Equity in Net Income (Loss) of Affiliates	(7)	1	-
Segment Income	$1,402	$1,461	-4.0%

Segment Operating Income Margin	10.0%	10.0%

International
Segment Operating Revenues
Service	$215	-
Equipment	21	-
Total Segment Operating Revenues	236	-
		-
Segment Operating Expenses
Operations and support	219	-
Depreciation and amortization	44	-
Total Segment Operating Expenses	263	-
Segment Operating Income (Loss)	(27)	-
Equity in Net Income of Affiliates	-	-
Segment Income (Loss)	$(27)	-

Segment Operating Income Margin	(11.4)%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions
	3/31/15	12/31/14
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$4,444	$8,603
Accounts receivable - net of allowances for doubtful accounts of $488 and $454	13,592	14,527
Prepaid expenses	930	831
Deferred income taxes	1,538	1,142
Other current assets	6,906	6,925
Total current assets	27,410	32,028
Property, Plant and Equipment - Net	113,198	112,898
Goodwill	70,341	69,692
Licenses	80,560	60,824
Other Intangible Assets - Net	6,423	6,139
Investments in Equity Affiliates	266	250
Other Assets	9,830	10,998
Total Assets	$308,028	$292,829

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$8,181	$6,056
Accounts payable and accrued liabilities	20,418	23,592
Advanced billing and customer deposits	4,221	4,105
Accrued taxes	2,390	1,091
Dividends payable	2,441	2,438
Total current liabilities	37,651	37,282
Long-Term Debt	88,272	76,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	38,019	37,544
Postemployment benefit obligation	37,074	37,079
Other noncurrent liabilities	19,908	17,989
Total deferred credits and other noncurrent liabilities	95,001	92,612
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	90,977	91,108
Retained earnings	28,490	27,736
Treasury stock	(46,804)	(47,029)
Accumulated other comprehensive income	7,341	8,060
Noncontrolling interest	605	554
Total stockholders' equity	87,104	86,924
Total Liabilities and Stockholders' Equity	$308,028	$292,829

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions
	Three months ended March 31,
	2015	2014

Operating Activities
Net income	$3,276	$3,734
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	4,578	4,617
Undistributed earnings from investments in equity affiliates	-	17
Provision for uncollectible accounts	285	241
Deferred income tax expense	214	578
Net gain from sale of investments, net of impairments	(33)	(122)
Changes in operating assets and liabilities:
Accounts receivable	739	(498)
Other current assets	13	(340)
Accounts payable and accrued liabilities	(1,817)	1,025
Retirement benefit funding	(140)	(140)
Other - net	(377)	(313)
Total adjustments	3,462	5,065
Net Cash Provided by Operating Activities	6,738	8,799

Investing Activities
Construction and capital expenditures:
Capital expenditures	(3,848)	(5,716)
Interest during construction	(123)	(55)
Acquisitions, net of cash acquired	(19,514)	(662)
Dispositions	8	351
Sale of securities	1,890	-
Net Cash Used in Investing Activities	(21,587)	(6,082)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	-	(17)
Issuance of long-term debt	16,572	2,987
Repayment of long-term debt	(596)	(1,867)
Purchase of treasury stock	-	(1,237)
Issuance of treasury stock	8	13
Dividends paid	(2,434)	(2,398)
Other	(2,860)	74
Net Cash Provided by (Used in) Financing Activities	10,690	(2,445)
Net (decrease) increase in cash and cash equivalents	(4,159)	272
Cash and cash equivalents beginning of year	8,603	3,339
Cash and Cash Equivalents End of Period	$4,444	$3,611

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts, subscribers and connections in (000s)
Unaudited	Three Months Ended
	3/31/2015	3/31/2014	% Chg

Wireless
Subscribers and Connections
Total	121,772	116,014	5.0%
Postpaid	76,175	73,291	3.9%
Prepaid[1]	10,037	10,411	-3.6%
Reseller	13,595	13,886	-2.1%
Connected Devices[1]	21,965	18,426	19.2%

Wireless Net Adds
Total	1,218	1,062	14.7%
Postpaid	441	625	-29.4%
Prepaid[1]	98	88	11.4%
Reseller	(266)	(206)	-29.1%
Connected Devices[1]	945	555	70.3%
M&A Activity, Partitioned Customers and Other Adjs.	-	4,576	-

Wireless Churn
Postpaid Churn	1.02%	1.07%	-5 BP
Total Churn	1.40%	1.39%	1 BP

Other
Licensed POPs (000,000)	321	321	-

Wireline
Voice
Total Wireline Voice Connections	24,149	27,716	-12.9%
Net Change	(629)	(773)	18.6%

Broadband
Total Wireline Broadband Connections	16,097	16,503	-2.5%
Net Change	69	78	-11.5%

Video
Total U-verse Video Connections	5,993	5,661	5.9%
Net Change	50	201	-75.1%

Consumer Revenue Connections
Broadband[2]	14,537	14,807	-1.8%
U-verse Video Connections	5,969	5,642	5.8%
Voice[3]	13,669	15,775	-13.4%
Total Consumer Revenue Connections[2]	34,175	36,224	-5.7%
Net Change	(191)	(166)	-15.1%

AT&T Inc.
Construction and capital expenditures:
Capital expenditures	$3,848	$5,716	-32.7%
Interest during construction	$123	$55	-
Dividends Declared per Share	$0.47	$0.46	2.2%
End of Period Common Shares Outstanding (000,000)	5,193	5,195	-
Debt Ratio[4]	52.5%	46.6%	590 BP
Total Employees	250,790	246,730	1.6%

[1]	Prior year amounts restated to conform to current period reporting methodology.
[2]	Consumer wireline broadband connections include DSL lines, U-verse high speed Internet access and satellite broadband.
[3]	Includes consumer U-verse Voice over Internet Protocol connections of 5,009 as of March 31, 2015.
[4]
Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
Note: For the end of 1Q15, total switched access lines were 18,949; retail business switched access lines totaled 8,784; and wholesale, national mass markets and coin switched access lines totaled 1,505.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Free Cash Flow
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2014	2015

Net cash provided by operating activities	$8,799	$6,738
Less: Construction and capital expenditures	(5,771)	(3,971)
Free Cash Flow	$3,028	$2,767

Free Cash Flow after Dividends
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2014	2015

Net cash provided by operating activities	$8,799	$6,738
Less: Construction and capital expenditures	(5,771)	(3,971)
Free Cash Flow	3,028	2,767
Less: Dividends paid	(2,398)	(2,434)
Free Cash Flow after Dividends	$630	$333

Free cash flow includes reimbursements of certain postretirement benefits paid.

Free cash flow is defined as cash from operations minus construction and capital expenditures. Free cash flow after dividends is defined as cash from operations minus construction, capital expenditures and dividends. We believe these metrics provide useful information to our investors because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Operating Income and Margin
Dollars in millions
Unaudited
	Three Months Ended
	March 31,
	2013	2014	2015
Operating Revenues	$31,356	$32,476	$32,576

Reported Operating Income	$5,940	$6,278	$5,456
Adjustments:
Merger and integration costs[1]	-	92	348
Employee separation charges[2]	-	-	217
Adjusted Operating Income	$5,940	$6,370	$6,021
Year-over-year growth - Adjusted		7.2%	-5.5%
Adjusted Operating Income Margin*	18.9%	19.6%	18.5%

[1] Includes domestic wireless and Iusacell integration costs and DIRECTV merger costs. [2] Includes $150M of pension termination charges and $67M severance and other charges.

Adjusted Operating Income and Margin are non-GAAP financial measures calculated by excluding from operating revenues and operating expenses significant items that are non-operational or non-recurring in nature. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Income and Margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Operating Income and Margin, as presented, may differ from similarly titled measures reported by other companies.

*Adjusted Operating Income Margin is calculated by dividing Adjusted Operating Income by Operating Revenues.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Annualized Net-Debt-to-Adjusted-EBITDA Ratio
Dollars in millions
Unaudited
	Three Months Ended
	3/31/15	YTD 2015

Operating Revenues	$32,576	$32,576
Operating Expenses	27,120	27,120
Total Operating Income	5,456	5,456
Add Back Depreciation and Amortization	4,578	4,578
Consolidated Reported EBITDA	10,034	10,034
Add Back:
Merger and integration costs[1]	298	298
Pension termination charges	150	150
Total Consolidated Adjusted EBITDA		10,482
Annualized Consolidated Adjusted EBITDA		$41,928
End-of-period current debt		8,181
End-of-period long-term debt		88,272
Total End-of-Period Debt		96,453
Less Cash and Cash Equivalents		4,444
Net Debt Balance		$92,009
Annualized Net-Debt-to-Adjusted-EBITDA Ratio		2.19
[1] Adjustments include Operations and Support expenses for domestic wireless and Iusacell integration costs and DIRECTV merger costs.

Net-Debt-to-EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies. Management believes these measures provide relevant and useful information to investors and other users of our financial data. Net debt is calculated by subtracting cash and cash equivalents from the sum of debt maturing within one year and long-term debt. The Net-Debt-to-EBITDA ratio is calculated by dividing the Net Debt by annualized EBITDA. Annualized EBITDA is calculated by annualizing the year-to-date EBITDA.

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies.

Financial Data

AT&T Inc.
Non-GAAP Consolidated Reconciliation
Adjusted Diluted EPS
Unaudited

	Three Months Ended
	March 31,
	2014	2015

Reported Diluted EPS	$0.70	$0.61
Adjustments:
Merger and integration costs[1]	0.01	0.04
Employee separation charges	-	0.03
Tax-related item	-	(0.05)
Adjusted Diluted EPS	$0.71	$0.63
Year-over-year growth - Adjusted		-11.3%
Weighted Average Common Shares Outstanding
with Dilution (000,000)	5,238	5,219

[1]Includes domestic wireless and Iusacell integration costs and DIRECTV merger costs.

Adjusted Diluted EPS is a non-GAAP financial measure calculated by excluding from operating revenues, operating expenses and equity in net income of affiliates certain significant items that are non-operational or non-recurring in nature, including dispositions. Management believes that this measure provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculation of Adjusted Diluted EPS, as presented, may differ from similarly titled measures reported by other companies.

Sum of components may not tie due to rounding.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15

Segment Operating Revenues
Service	$15,387	$15,148	$15,423	$15,074	$14,812
Equipment	2,479	2,782	2,914	4,785	3,374
Total Segment Operating Revenues	$17,866	$17,930	$18,337	$19,859	$18,186

Segment Operating Expenses
Operations and support	10,882	11,568	11,855	14,619	11,681
Depreciation and amortization	1,931	2,035	1,965	2,010	2,058
Total Segment Operating Expenses	12,813	13,603	13,820	16,629	13,739
Segment Operating Income	5,053	4,327	4,517	3,230	4,447
Segment Operating Income Margin	28.3%	24.1%	24.6%	16.3%	24.5%

Plus: Depreciation and amortization	1,931	2,035	1,965	2,010	2,058
EBITDA[1]	$6,984	$6,362	$6,482	$5,240	$6,505
EBITDA as a % of Service Revenues[2]	45.4%	42.0%	42.0%	34.8%	43.9%

1EBITDA is defined as Operating Income Before Depreciation and Amortization. [2]Service revenues include Wireless data, voice, text and other service revenues.

Financial Data

AT&T Inc.
Non-GAAP Wireless Reconciliation
Wireless Segment Adjusted EBITDA
Dollars in millions
Unaudited	Three Months Ended
	March 31,
	2013	2014	2015
Service Revenues	$15,062	$15,387	$14,812

EBITDA[1]	$6,511	$6,984	$6,505
EBITDA as a % of Service Revenues[2]	43.2%	45.4%	43.9%
Adjustments:
Wireless integration expense[3]	-	17	209
Adjusted EBITDA[1]	$6,511	$7,001	$6,714
Adjusted EBITDA as a % of Adjusted Service Revenues[2]	43.2%	45.5%	45.3%

1 EBITDA is defined as operating income before depreciation and amortization.
[2] Service revenues include Wireless data, voice, text and other service revenues.
[3] Operations and Support expenses for domestic wireless integration costs.

Financial Data

AT&T Inc.
Non-GAAP Wireline Reconciliation
Wireline Segment EBITDA
Dollars in millions
Unaudited
	Three Months Ended
	3/31/14	12/31/14	3/31/15

Segment Operating Revenues
Service	$14,389	$14,240	$13,935
Equipment	212	332	213
Total Segment Operating Revenues	$14,601	$14,572	$14,148

Segment Operating Expenses
Operations and support	10,457	10,553	10,263
Depreciation and amortization	2,684	2,554	2,476
Total Segment Operating Expenses	13,141	13,107	12,739
Segment Operating Income	1,460	1,465	1,409
Segment Operating Income Margin	10.0%	10.1%	10.0%
Plus: Depreciation and amortization	2,684	2,554	2,476
EBITDA[1]	$4,144	$4,019	$3,885
EBITDA Margin	28.4%	27.6%	27.5%

1EBITDA is defined as Operating Income Before Depreciation and Amortization.

Financial Data

AT&T Inc.
Non-GAAP Reconciliation of Revenues
Adjusted Operating Revenues to Exclude Connecticut Wireline Properties[1]
Dollars in millions
Unaudited	Three Months Ended
	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15
Connecticut Wireline Operating Revenues
Consumer Markets	$169	$169	$169	$174	$173	$170	$43	$-
AT&T Business Solutions	111	109	107	101	99	101	24	-
Other	1	1	(1)	-	2	1	-	-
Connecticut Wireline Operating Revenues	$281	$279	$275	$275	$274	$272	$67	$-

Total AT&T Operating Revenues	$32,075	$32,158	$33,163	$32,476	$32,575	$32,957	$34,439	$32,576
Less Connecticut Wireline	(281)	(279)	(275)	(275)	(274)	(272)	(67)	-
Adjusted AT&T Operating Revenues	$31,794	$31,879	$32,888	$32,201	$32,301	$32,685	$34,372	$32,576
Year-over-Year growth - Adjusted					1.6%	2.5%	4.5%	1.2%

Wireline Operating Revenues	$14,773	$14,670	$14,716	$14,601	$14,637	$14,615	$14,572	$14,148
Less Connecticut Wireline	(281)	(279)	(275)	(275)	(274)	(272)	(67)	-
Adjusted Wireline Operating Revenues	$14,492	$14,391	$14,441	$14,326	$14,363	$14,343	$14,505	$14,148
Year-over-Year growth - Adjusted					-0.9%	-0.3%	0.4%	-1.2%

Wireline Consumer Operating Revenues	$5,579	$5,567	$5,638	$5,715	$5,748	$5,735	$5,643	$5,658
Less Connecticut Wireline	(169)	(169)	(169)	(174)	(173)	(170)	(43)	-
Adjusted Wireline Consumer Operating Revenues	$5,410	$5,398	$5,469	$5,541	$5,575	$5,565	$5,600	$5,658
Year-over-Year growth - Adjusted					3.0%	3.1%	2.4%	2.1%

Wireline Business Solutions Operating Revenues	$8,927	$8,849	$8,839	$8,670	$8,672	$8,669	$8,596	$8,288
Less Connecticut Wireline	(111)	(109)	(107)	(101)	(99)	(101)	(24)	-
Adjusted Wireline Business Solutions Operating Revenues	$8,816	$8,739	$8,733	$8,569	$8,572	$8,568	$8,572	$8,288
Year-over-Year growth - Adjusted					-2.8%	-2.0%	-1.8%	-3.3%

Wireline Strategic Business Services Revenues[2]	$2,095	$2,154	$2,251	$2,289	$2,382	$2,467	$2,565	$2,628
Less Connecticut Wireline	(9)	(9)	(10)	(11)	(11)	(13)	(2)	-
Adjusted Wireline Business Operating Revenues	$2,086	$2,145	$2,240	$2,278	$2,370	$2,454	$2,563	$2,628
Year-over-Year growth - Adjusted					13.6%	14.4%	14.4%	15.4%

Wireline U-verse Services Revenue	$2,931	$3,061	$3,276	$3,470	$3,657	$3,791	$3,898	$4,047
Less Connecticut Wireline	(91)	(95)	(100)	(105)	(109)	(111)	(28)	-
Adjusted U-verse Services Revenues	$2,840	$2,966	$3,176	$3,365	$3,548	$3,680	$3,870	$4,047
Year-over-Year growth - Adjusted					24.9%	24.1%	21.9%	20.3%

[1]Prior-period amounts restated to conform to current-period reporting methodology and divestiture of Connecticut Wireline Properties. Sum of segments' revenues within a quarter might not tie to total revenues due to rounding.
[2]Strategic business services are AT&T's most advanced business solutions, including VPNs, Ethernet, cloud, hosting, IP conferencing, VoIP, MIS over Ethernet, U-verse and security services.

Adjusted Operating Revenues is a non-GAAP financial measure calculated by excluding the operating revenues of Connecticut Wireline Properties sold in October 2014. Management believes that these measures provides relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. Our calculations of Adjusted Operating Revenues may differ from similarly titled measures reported by other companies.